                                                                     EXHIBIT A


               [ADDITIONAL SIGNATURE PAGE TO JOINT FILING AGREEMENT]

               AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

         (1) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

         (2) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 14, 2001

                                  VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                  By: Vector Fund Management II, L.L.C.
                                  Its:   General Partner

                                  By: Vector Asset Management, Inc.
                                  Its: Managing Member

                                  By: /s/ Mark Flower
                                      ------------------------------------
                                       Mark Flower, Chief Financial Officer


                                  VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

                                  By: Vector Fund Management II, L.L.C.
                                  Its:   General Partner

                                  By: Vector Asset Management, Inc.
                                  Its: Managing Member

                                  By: /s/ Mark Flower
                                      ------------------------------------
                                      Mark Flower, Chief Financial Officer

                                  VECTOR FUND MANAGEMENT II, L.L.C.

                                  By: Vector Asset Management, Inc.
                                  Its: Managing Member

                                  By: /s/ Mark Flower
                                      ------------------------------------
                                      Mark Flower, Chief Financial Officer

               [ADDITIONAL SIGNATURE PAGE TO JOINT FILING AGREEMENT]

                                   VECTOR FUND MANAGEMENT II, L.L.C.

                                   By: Vector Asset Management, Inc.
                                   Its: Managing Member

                                   By: /s/ Mark Flower
                                       ------------------------------------
                                       Mark Flower, Chief Financial Officer